ANNUAL GENERAL MEETING December 14, 2009 Exhibit 10.1

SAFE HARBOR STATEMENT
This contains statements that may be considered 'forward-looking statements'
within the meaning of the Private Securities Litigation Reform Act.  Forward-
looking statements by their nature involve substantial uncertainty, and actual results may differ materially from those that might be suggested by such statements. Important factors identified by the Company that it believes could result in such material differences are described in the Company's Annual
Report on Form 10-K for the year 2008. However, the Company necessarily can give no assurance that it has identified or will identify all of the factors that may result in any particular forward-looking statement materially differing from actual results, and the Company assumes no obligation to correct or update any forward-looking statements which may prove to be inaccurate, whether as a result of new information, future events or otherwise.

• On October 23, 2009 Senetek’s Board Engages Miller Tabak as Strategic and Financial Consultants PHASE I

• Miller Tabak Completes Review of Company, Direction, Existing Technology and Management PHASE II

•
Miller Tabak Reports on Findings and Makes
the Following Recommendations
–
Change the Focus and Direction of the Company and its
Business Model
–
Identify Potential Business Partners for Merger and/or
Acquisitions
–
Do a Capital Raise
PHASE  III

• Execution . . . Currently in Discussions with Multiple Investors and Partners. However, there is no Assurance that this will Culminate in a Completed Transaction. PHASE IV

“THANK YOU FOR YOUR CONTINUED SUPPORT”